SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): March 4, 1999 (March 2, 1999)

                               ILLINI CORPORATION
             (Exact name of registrant as specified in its charter)


          Illinois                        0-13343                37-1135429
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


               3200 West Iles Avenue, Springfield, Illinois 62707
               (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code: 217-787-5111

                                 Not Applicable
         (Former name or former address, if changed since last report.)


                                  Page 1 of 31
                         The Exhibit Index is on Page 4.

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ITEM 5. OTHER EVENTS

         On March 2, 1999, Illini Corporation (the "Company") announced that it has entered into a definitive agreement for the acquisition by the Company of all of the outstanding shares of Farmers State Bank of Camp Point through a merger of Farmers State Bank with a subsidiary of the Company. As a result of the merger, the stockholders of Farmers State Bank will receive a total of 123,333 shares of Company common stock and cash in the aggregate amount of $3,456,260. The transaction is subject to the completion by the Company of its due diligence review and to approval by the stockholders of Farmers State Bank and the appropriate regulatory authorities. The parties expect to close the transaction during the third quarter of 1999.

         The Company also announced that Legacy Securities Corporation ("Legacy") has been retained to provide investment banking and financial advisory services to Illini Corporation. Legacy provided a fairness opinion to the Illini Board of Directors relating to its acquisition of Farmers State Bank. The Company stated that Legacy will continue to advise the Company going forward relating to the identification, negotiation and acquisition of other financial institutions in and adjacent to the Company's existing market areas and will also provide general business, strategic and financial advisory services to the Company as it embarks on a plan to enhance shareholder value through growth, consolidation and the streamlining of its existing and acquired business operations.

         In an unrelated matter, the Company announced that the Board of Directors of the Company amended and restated the Company's Bylaws to change the Company's annual meeting date from the third Thursday in April in each year to the third Thursday in May. In connection therewith, the Company announced that this year's Annual Meeting of Stockholders will be held at 10:00 a.m. on May 20, 1999 at the principal office of the Company, 3200 West Iles Avenue, Springfield, Illinois and that the Board of Directors has fixed March 22, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the annual stockholders meeting.

         A copy of the March 2, 1999 press release and the Amended and Restated Bylaws of the Company are attached hereto as exhibits and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 Exhibit 99-A  Press Release dated March 2, 1999

                 Exhibit 99-B  Amended and Restated Bylaws of Illini Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILLINI CORPORATION


Dated: March 3, 1999                   By: /s/ Burnard K. McHone
                                           -------------------------------------
                                       Burnard K. McHone
                                                   President


                                     Page 3

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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

      99-A           Press Release dated March 2, 1999

      99-B           Amended and Restated Bylaws of Illini Corporation


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